                 EXHIBIT 99.2 ADDITIONAL COMPUTATIONAL MATERIALS

                            SEQUOIA MORTGAGE TRUST 5

                          COLLATERALIZED MORTGAGE BONDS
             $515,351,612 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                             PUBLICLY OFFERED BONDS
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                         AVAILABLE FUNDS CAP SCHEDULE(*)

                ASSUMPTIONS:
                25% CPR
                To Maturity
                Spike Indices to Life Cap according to Periodic Caps Hard Cap: 11.00%

                                                     30/360
                      DISTRIBUTION              AVAILABLE FUNDS
                         PERIOD                       CAP
                      ------------              ---------------
                            1                       8.40436%
                            2                       5.60454%
                            3                       5.65781%
                            4                       8.94710%
                            5                      10.58309%
                            6                      10.58309%
                            7                      10.58309%
                       8 and After                 11.00000%

(*) The Available Funds Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR, as applicable and is run at the pricing speed of 25% CPR to the Clean-Up Call Date (as described in the Sequoia Mortgage Trust 5 Preliminary Term Sheet, dated October 17, 2001). Although the Available Funds Cap may increase above [11]%, the Bonds can only receive accrued interest up to [11]%.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                           DATE PREPARED: OCTOBER 18, 2001

                            SEQUOIA MORTGAGE TRUST 5

                          COLLATERALIZED MORTGAGE BONDS
             $515,351,612 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                             PUBLICLY OFFERED BONDS
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

           Principal       WAL (Yrs)        Pymt Window        Bond Interest                    Expected Ratings
Class      Balance(1)    (Call/Mat)(2)  (Mths)(Call/Mat)(2)        Rates        Tranche Type    S&P/Moody's/Fitch
-----      ----------    -------------  -------------------    -------------    ------------    -----------------
  A     $497,314,000      3.07/3.36         1-97/1-301           Floater(3)       Senior          AAA/Aaa/AAA
  X              100         N/A               N/A                  (4)            N/A                N/A
 A-R             100         N/A               N/A                Net WAC         Senior          AAA/Aaa/AAA
 B-1       5,926,000      5.44/6.11        31-97/31-301             (5)         Subordinate        AA/Aa2/AA
 B-2       5,153,000      5.44/6.11        31-97/31-301             (5)         Subordinate          A/A2/A
 B-3       2,319,000      5.44/6.11        31-97/31-301             (5)         Subordinate       BBB/Baa2/BBB
----    ------------      ---------        ------------          ----------     -----------       ------------
 B-4       1,547,000                                                (6)         Subordinate        BB/Ba2/BB
 B-5       1,031,000      Information Not Provided Hereby           (6)         Subordinate          B/B2/B
 B-6       2,061,412                                                (6)         Subordinate          NR/NR
        ------------
Total   $515,351,612

   (1) The Bonds (as described herein) are primarily collateralized by adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

   (2) The WAL and Payment Windows to Call for the Class A, Class B-1, Class B-2 and Class B-3 Bonds are shown to the Clean-Up Call Date (as described herein).

   (3) The Class A Bonds will initially have a coupon equal to One-Month LIBOR plus a margin (which margin doubles after the Clean-Up Call Date (as described below), subject to the lesser of (i) the available funds cap and (ii) [11]%.

   (4) The Class X Bonds will accrue interest on their notional amount at a rate equal to the Net WAC on the Mortgage Loans less the weighted average Bond Interest Rate payable on all other Bonds. Interest will be paid on the Class X Bonds, however, only to the extent that it exceeds the Carryover Shortfall Amount (as described herein). The Class X Bonds will bear interest on the notional amount, which is equal to the aggregate principal balance of the Class A, Class B-1, Class B-2 and Class B-3 Bonds.

   (5) The Class B-1, Class B-2 and Class B-3 Bonds will initially have a coupon equal to One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date (as described below), subject to the lesser of (i) the available funds cap and (ii) [11]%.

   (6) The Bond Interest Rate for the Class B-4, Class B-5 and Class B-6 with respect to each Distribution Date is equal to the Net WAC of the Mortgage Loans, subject to the available funds cap.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:                    Sequoia Mortgage Funding Corporation.

Bond Issuer:                  Sequoia Mortgage Trust 5, a Delaware business
                              trust.

Owner Trustee:                Wilmington Trust Company.

Servicers:                    Cendent Mortgage Corp. and Morgan Stanley Dean
                              Witter Credit Corp.

Custodian/
Indenture Trustee:            Bankers Trust Company of California, N.A.

Lead Manager:                 Greenwich Capital Markets, Inc.

Co-Manager:                   Bear Stearns & Co. Inc.

Rating Agencies:              S&P, Moody's and Fitch will rate the Offered
                              Bonds.

Cut-off Date:                 October 1, 2001.

Pricing Date:                 On or about October [19], 2001.

Closing Date:                 On or about October [31], 2001.

Distribution Dates:           The [19]th day of each month (or if not a business
                              day, the next succeeding business day), commencing in November 2001.

Bonds: The "SENIOR BONDS" will consist of the Class A, [Class X] and Class A-R Bonds. The "SUBORDINATE BONDS" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds. The Senior Bonds and the Subordinate Bonds are collectively referred to herein as the "BONDS". Only the Senior Bonds and Class B-1, Class B-2 and Class B-3 Bonds (collectively, the "OFFERED BONDS") are being offered publicly.

Registration:                 The Offered Bonds (except for the Class A-R Bond)
                              will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system. The Class A-R
                              Bond will be made available in definitive fully registered physical form.

Federal Tax Treatment:        It is anticipated that the Offered Bonds (except
                              for the Class A-R Bond) will represent ownership of REMIC regular interests for tax purposes. The
                              Class A-R Bond will represent ownership of a REMIC residual interest for tax purposes.

ERISA Eligibility:            The Senior Bonds (other than the Class A-R Bond)
                              are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Bonds could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:              The Senior Bonds and the Class B-1 Bonds are
                              expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:         The terms of the transaction allow for a
                              termination of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and
                              (ii) the Prefunding Amount (the "OPTIONAL CALL
                              DATE").

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Clean-Up Call:                The terms of the transaction allow for a
                              termination of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and
                              (ii) the Prefunding Amount (the "CLEAN-UP CALL
                              DATE").

Pricing Prepayment
Speed: The Offered Bonds will be priced to a prepayment speed of 25% CPR.

Initial Mortgage Loans:       The aggregate principal balance of the Initial
                              Mortgage Loans as of the Cut-off Date is approximately $445,351,612. Substantially all of the Initial Mortgage Loans are adjustable rate prime quality mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Initial
                              Mortgage Loans provide the related borrower the option to convert the index on such Mortgage Loan to a different index (prime, six-month LIBOR or one-year CMT), provided certain conditions are met. Approximately $22,396,386 and $422,955,226
                              are one-month LIBOR and six-month LIBOR indexed mortgage loans, respectively. Each mortgage loan has an original term to maturity of 25 years. Each mortgage loan is scheduled to pay interest only for the first 10 years of its term and thereafter, scheduled to amortize on a 15-year fully amortizing basis.

Prefunding Amount:            A deposit of approximately $[70,000,000] (the
                              initial "PREFUNDING AMOUNT") will be made to the Prefunding Account on the Closing Date. On or prior to November 30, 2001, (the "PREFUNDING
                              PERIOD"), the Prefunding Amount on deposit in the Prefunding Account will be used to purchase additional mortgage loans (the "SUBSEQUENT
                              MORTGAGE LOANS"), to the extent available, having similar characteristics as the Initial Mortgage
                              Loans (together with the Initial Mortgage Loans, the "MORTGAGE LOANS"). Any portion of such deposit amount remaining on the last day of such Prefunding Period will be distributed as principal on the Bonds.

Capitalized Interest
Amount: On the Closing Date, a deposit (the "CAPITAL INTEREST AMOUNT") will be made to the Capitalized Interest Account, which will be applied to cover shortfalls in the amount of interest generated by the Initial Mortgage Loans, during the Prefunding Period and the Distribution Date immediately after the Prefunding Period. The Capitalized Interest Amount will only cover shortfalls due to prefunding.

Accrued Interest:             The Class A, Class B-1, Class B-2 and Class B-3
                              Bonds will settle flat. The price to be paid by investors for the Class X Bonds will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Accrual Period:               The interest accrual period (the "ACCRUAL PERIOD")
                              with respect to the Class A, Class B-1, Class B-2 and Class B-3 Bonds for a given Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an 30/360 basis). The Accrual Period for the Class X
                              Bonds will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Available Funds Cap:          The Class A, Class B-1, Class B-2 and Class B-3
                              Bonds will have a coupon equal to LIBOR plus a margin, subject to the lesser of (i) the amount of available funds ("AVAILABLE FUNDS CAP") and (ii)
                              [11]%.

                              If on any Distribution Date, the Bond Interest Rate of the Class A, Class B-1, Class B-2 and Class B-3 Bonds is subject to the Available Funds Cap, such Bonds become entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Bond Interest Rate (without giving effect to the Available Funds Cap) over (ii) the amount of interest received on such Bonds based on the Available Funds Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Bond Interest Rate without giving effect to the Available Funds Cap) (together, the "CARRYOVER SHORTFALL AMOUNT").

                              The Carryover Shortfall Amount will be paid to the Class A, Class B-1, Class B-2 and Class B-3 Bonds after all the Offered Bonds (except the Class X Bonds) have received their required amounts. The Bond Interest Rate on Class B-4, Class B-5 and Class B-6 Bonds will also be subject to the Available Funds Cap, but such Bonds will not be entitled to any Carryover Shortfall Amount.

Carryover Reserve Fund:       As of the Closing Date, the "CARRYOVER RESERVE
                              FUND" is established on behalf of the Class A, Class B-1, Class B-2, Class B-3 and Class X Bonds.
                              The Carryover Reserve Fund will be funded with any excess interest available after priority 1 through 8 in "Bonds Priority of Distributions" herein. The
                              Carryover Reserve Fund will not be an asset of the REMIC. On any Distribution Date, the Class A,
                              Class B-1, Class B-2 and Class B-3 Bonds will be entitled to receive payments from the Carryover
                              Reserve Fund in an amount equal to the related
                              Carryover Shortfall Amount. Any amounts remaining in the Carryover Reserve Fund after such distribution will be distributed to the Class X
                              Bonds.

Net WAC: The "NET WAC" is equal to (i) the weighted average of the loan rates of the Mortgage Loans less (ii) the sum of (a) the servicing fee rate and (b) the trustee fee rate.

Credit Enhancement:           Senior/subordinate, shifting interest structure.

                              Credit enhancement for the Senior Bonds will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [3.50]%).

                              Credit enhancement for the Class B-1 Bonds will consist of the subordination of the Class B-2,

                              Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [2.35]%).

                              Credit enhancement for the Class B-2 Bonds will consist of the subordination of the Class B-3,

                              Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [1.35]%).

                              Credit enhancement for the Class B-3 Bonds will consist of the subordination of the Class B-4,

                              Class B-5 and Class B-6 Bonds (total
                              subordination initially [0.90]%).

Shifting Interest:            Until the first Distribution Date occurring after
                              October 2011 the Subordinate Bonds will be locked out from receipt of all principal (unless the Senior Bonds are paid down to zero or the credit enhancement provided by the Subordinate Bonds has doubled prior to such date as described below).
                              After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Bonds will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              The prepayment percentages on the Subordinate Bonds are as follows:

                              November 2001 - October 2011 0% Pro Rata Share November 2011 - October 2012 30% Pro Rata Share November 2012 - October 2013 40% Pro Rata Share November 2013 - October 2014 60% Pro Rata Share November 2014 - October 2015 80% Pro Rata Share
                              November 2015 and after        100% Pro Rata Share

                              Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Bonds doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Bonds (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Bonds has doubled prior to the third anniversary of the Cut-off Date (subject to performance triggers) then the Subordinate Bonds will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                              Any principal not allocated to the Subordinate Bonds will be allocated to the Senior Bonds. In the event the applicable current senior percentage (aggregate principal balance of the Senior Bonds, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Bonds as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Bonds will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of
Realized Losses:              Any realized losses, other than excess losses, on
                              the Mortgage Loans will be allocated as follows:
                              first, to the Subordinate Bonds in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A Bonds in reduction of their Bond principal balance.

                              Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Bonds and the Subordinate Bonds on a pro-rata basis.

Bonds Priority of
Distributions:                Available funds from the Mortgage Loans will be
                              distributed in the following order of priority:

                              1) Class A-R and Class A Bonds, accrued and unpaid interest at the related Bond Interest Rate.

                              2) Class A-R, Class X and Class A Bonds, in that order, principal allocable to such Classes.

                              3) Class B-1 Bonds, accrued and unpaid interest at the Class B-1 Bond Interest Rate.

                              4) Class B-1 Bonds, principal allocable to such Class.

                              5) Class B-2 Bonds, accrued and unpaid interest at the Class B-2 Bond Interest Rate.

                              6) Class B-2 Bonds, principal allocable to such Class.

                              7) Class B-3 Bonds, accrued and unpaid interest at the Class B-3 Bond Interest Rate.

                              8) Class B-3 Bonds, principal allocable to such Class.

                              9) Class A, Class B-1, Class B-2 and Class B-3 Bonds, Carryover Shortfall Amount.

                              10) Class X Bond, accrued interest as described herein.

                              11) Class B-4, Class B-5 and Class B-6 Bonds, in sequential order, accrued and unpaid interest at the respective Bond Interest Rate and the respective shares of principal allocable to such Classes.

                              12)  Class A-R Bond, any remaining amount.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                            DISCOUNT MARGIN TABLES(%)

CLASS A TO CALL
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.300%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
 DM @ 100-00                      0.300            0.300          0.300          0.300          0.300          0.300
====================================================================================================================
 WAL (YR)                         5.27             3.95           3.07           2.47           2.05           1.73
 MDUR (YR)                        4.63             3.56           2.83           2.31           1.93           1.64
 FIRST PRIN PAY               11/19/01         11/19/01       11/19/01       11/19/01       11/19/01       11/19/01
 LAST PRIN PAY                11/19/14         01/19/12       11/19/09       04/19/08       03/19/07       05/19/06
--------------------------------------------------------------------------------------------------------------------

CLASS A TO MATURITY
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.300%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
DM @ 100-00                      0.314           0.318           0.321           0.323         0.324           0.325
====================================================================================================================
WAL (YR)                         5.62            4.27            3.36            2.73          2.26            1.91
MDUR (YR)                        4.86            3.79            3.04            2.50          2.10            1.79
FIRST PRIN PAY               11/19/01        11/19/01        11/19/01        11/19/01      11/19/01        11/19/01
LAST PRIN PAY                11/19/26        11/19/26        11/19/26        11/19/26      11/19/26        11/19/26
--------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO CALL
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.800%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
DM @ 100-00                      0.800           0.800           0.800           0.800         0.800           0.800
====================================================================================================================
WAL (YR)                         8.93            6.73            5.44            4.57          3.94            3.43
MDUR (YR)                        7.51            5.86            4.86            4.15          3.62            3.18
FIRST PRIN PAY               03/19/06        01/19/05        05/19/04        11/19/03      07/19/03        04/19/03
LAST PRIN PAY                11/19/14        01/19/12        11/19/09        04/19/08      03/19/07        05/19/06
--------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO MATURITY
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.800%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
DM @ 100-00                      0.821           0.828           0.834          0.841           0.846          0.851
====================================================================================================================
WAL (YR)                         9.66            7.41            6.11           5.21            4.54           4.01
MDUR (YR)                        7.94            6.31            5.32           4.62            4.08           3.65
FIRST PRIN PAY               03/19/06        01/19/05        05/19/04       11/19/03        07/19/03       04/19/03
LAST PRIN PAY                11/19/26        11/19/26        11/19/26       11/19/26        11/19/26       11/19/26
--------------------------------------------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

CLASS B-2 TO CALL
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.800%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
DM @ 97-26                       1.091           1.173           1.250           1.327          1.405          1.487
====================================================================================================================
WAL (YR)                         8.93            6.73            5.44            4.57           3.94           3.43
MDUR (YR)                        7.46            5.83            4.83            4.12           3.59           3.16
FIRST PRIN PAY               03/19/06        01/19/05        05/19/04        11/19/03       07/19/03       04/19/03
LAST PRIN PAY                11/19/14        01/19/12        11/19/09        04/19/08       03/19/07       05/19/06
--------------------------------------------------------------------------------------------------------------------


CLASS B-2 TO MATURITY
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.800%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
DM @ 97-26                      1.097           1.175           1.246           1.314          1.382           1.451
====================================================================================================================
WAL (YR)                        9.66            7.41            6.11            5.21           4.54            4.01
MDUR (YR)                       7.88            6.25            5.27            4.58           4.05            3.61
FIRST PRIN PAY              03/19/06        01/19/05        05/19/04        11/19/03       07/19/03        04/19/03
LAST PRIN PAY               11/19/26        11/19/26        11/19/26        11/19/26       11/19/26        11/19/26
--------------------------------------------------------------------------------------------------------------------


CLASS B-3 TO CALL
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.800%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
DM @ 95-07                       1.447           1.629           1.800           1.971         2.142           2.325
====================================================================================================================
WAL (YR)                         8.93            6.73            5.44            4.57          3.94            3.43
MDUR (YR)                        7.40            5.78            4.79            4.09          3.57            3.14
FIRST PRIN PAY               03/19/06        01/19/05        05/19/04        11/19/03      07/19/03        04/19/03
LAST PRIN PAY                11/19/14        01/19/12        11/19/09        04/19/08      03/19/07        05/19/06
--------------------------------------------------------------------------------------------------------------------


CLASS B-3 TO MATURITY
--------------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.800%
--------------------------------------------------------------------------------------------------------------------
CPR                           15% CPR          20% CPR        25% CPR        30% CPR        35% CPR        40% CPR
 FLAT PRICE
====================================================================================================================
DM @ 95-07                       1.434           1.600           1.750           1.894         2.038           2.186
====================================================================================================================
WAL (YR)                         9.66            7.41            6.11            5.21          4.54            4.01
MDUR (YR)                        7.80            6.18            5.22            4.53          4.00            3.57
FIRST PRIN PAY               03/19/06        01/19/05        05/19/04        11/19/03      07/19/03        04/19/03
LAST PRIN PAY                11/19/26        11/19/26        11/19/26        11/19/26      11/19/26        11/19/26
--------------------------------------------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                            SEQUOIA MORTGAGE TRUST 5
                             AS OF THE CUT-OFF DATE

TOTAL CURRENT BALANCE:       $445,351,612
NUMBER OF LOANS:                    1,022

                                                              MINIMUM              MAXIMUM
AVG CURRENT BALANCE:          $435,764.79                  $44,250.00        $2,751,000.00
AVG ORIGINAL BALANCE:         $441,342.20                  $44,250.00        $2,751,000.00

WAVG LOAN RATE:                     5.708%                      4.750                7.250%
WAVG GROSS MARGIN:                  1.760%                      1.000                2.625%
WAVG MAXIMUM LOAN RATE:            11.998%                     11.000               12.500%

WAVG ORIGINAL LTV:                  75.54%                      13.00               100.00%
WAVG EFFECTIVE LTV:                 67.12%                       3.66                95.00%

WAVG CREDIT SCORE:                    732                         559                  838

WAVG ORIGINAL TERM:                   300 Months                  300                  300 Months
WAVG REMAINING TERM:                  297 Months                  294                  299 Months
WAVG SEASONING:                         3 Months                    1                    6 Months

WAVG NEXT RATE RESET:                   3 Months                    1                    6 Months
WAVG RATE ADJ FREQ:                     6 Months                    1                    6 Months
WAVG FIRST RATE ADJ FREQ:               6 Months                    1                    6 Months

TOP STATE CONCENTRATIONS ($):        18.95% California, 15.06% Florida, 12.62% Georgia
MAXIMUM ZIP CODE CONCENTRATION ($):   1.13% 30327 (Atlanta, GA)

FIRST PAY DATE:                                     May 01, 2001         Oct 01, 2001
RATE CHANGE DATE:                                   Nov 01, 2001         Apr 01, 2002
MATURE DATE:                                        Apr 01, 2026         Sep 01, 2026

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                            % OF AGGREGATE
                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                             NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
INDEX:                     MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
------                     --------------    -----------------             -----------------
 LIBOR 6 M                       983          $422,955,225.57                    94.97%
 LIBOR 1 M                        39            22,396,386.27                     5.03
                               -----          ---------------                   ------
TOTAL                          1,022          $445,351,611.84                   100.00%
                               =====          ===============                   ======



                                                                             % OF AGGREGATE
                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                            NUMBER OF        OUTSTANDING AS OF             OUTSTANDING AS OF
DELINQUENCY:              MORTGAGE LOANS      THE CUTOFF DATE               THE CUTOFF DATE
------------              --------------     -----------------             -----------------
 CURRENT                       1,011          $439,949,456.82                    98.79%
 DELQ:  30-59 DAYS                11             5,402,155.02                     1.21
                               -----          ---------------                   ------
TOTAL                          1,022          $445,351,611.84                   100.00%
                               =====          ===============                   ======


                                                                                  % OF AGGREGATE
                                                   PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF             OUTSTANDING AS OF
CURRENT BALANCE ($):              MORTGAGE LOANS    THE CUTOFF DATE               THE CUTOFF DATE
--------------------              --------------   -----------------             -----------------
   44,250.00 - 100,000.00               46          $  3,598,357.36                     0.81%
  100,000.01 - 200,000.00              206            32,312,388.19                     7.26
  200,000.01 - 300,000.00              220            55,729,122.62                    12.51
  300,000.01 - 400,000.00              165            57,916,570.40                    13.00
  400,000.01 - 500,000.00              107            48,084,635.54                    10.80
  500,000.01 - 600,000.00               62            34,071,673.78                     7.65
  600,000.01 - 700,000.00               55            36,092,835.68                     8.10
  700,000.01 - 800,000.00               39            29,524,161.95                     6.63
  800,000.01 - 900,000.00               20            17,184,962.27                     3.86
  900,000.01 - 1,000,000.00             43            42,004,299.74                     9.43
1,000,000.01 - 1,100,000.00             13            13,742,860.39                     3.09
1,100,000.01 - 1,200,000.00              5             5,954,812.50                     1.34
1,200,000.01 - 1,300,000.00              4             5,088,635.66                     1.14
1,300,000.01 - 1,400,000.00              5             6,834,250.00                     1.53
1,400,000.01 - 1,500,000.00              7            10,376,968.75                     2.33
1,500,000.01 - 1,600,000.00              7            10,985,368.68                     2.47
1,600,000.01 - 1,700,000.00              3             4,941,458.34                     1.11
1,700,000.01 - 1,800,000.00              1             1,800,000.00                     0.40
1,800,000.01 - 1,900,000.00              1             1,889,999.99                     0.42
1,900,000.01 - 2,000,000.00             10            19,937,250.00                     4.48
2,000,000.01 - 2,100,000.00              1             2,030,000.00                     0.46
2,400,000.01 - 2,500,000.00              1             2,500,000.00                     0.56
2,700,000.01 - 2,751,000.00              1             2,751,000.00                     0.62
                                     -----          ---------------                   ------
TOTAL                                1,022          $445,351,611.84                   100.00%
                                     =====          ===============                   ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                    % OF AGGREGATE
                                     PRINCIPAL BALANCE             PRINCIPAL BALANCE
                     NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
LOAN RATE (%):     MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
--------------     --------------    -----------------             -----------------
4.750 - 5.000              8          $  3,934,540.05                     0.88%
5.001 - 5.500            443           194,973,485.46                    43.78
5.501 - 6.000            377           170,147,948.36                    38.21
6.001 - 6.500            161            63,461,893.08                    14.25
6.501 - 7.000             31            12,038,894.89                     2.70
7.001 - 7.250              2               794,850.00                     0.18
                       -----          ---------------                   ------
TOTAL                  1,022          $445,351,611.84                   100.00%
                       =====          ===============                   ======


                                                                        % OF AGGREGATE
                                         PRINCIPAL BALANCE             PRINCIPAL BALANCE
                          NUMBER OF      OUTSTANDING AS OF             OUTSTANDING AS OF
GROSS MARGIN (%):       MORTGAGE LOANS    THE CUTOFF DATE               THE CUTOFF DATE
-----------------       --------------   -----------------             -----------------
1.000                          5          $  2,067,001.04                     0.46%
1.125                          3             1,699,939.01                     0.38
1.375                         16             7,273,978.63                     1.63
1.500                         39            18,803,210.21                     4.22
1.625                        553           242,046,766.52                    54.35
1.750                         24             7,400,236.83                     1.66
1.875                         94            36,645,445.84                     8.23
2.000                        187            85,519,187.89                    19.20
2.125                         78            33,842,434.53                     7.60
2.250                         22             7,553,411.34                     1.70
2.625                          1             2,500,000.00                     0.56
                           -----          ---------------                   ------
TOTAL                      1,022          $445,351,611.84                   100.00%
                           =====          ===============                   ======


                                                                              % OF AGGREGATE
                                               PRINCIPAL BALANCE             PRINCIPAL BALANCE
                               NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
MAXIMUM LOAN RATE (%):       MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
----------------------       --------------    -----------------             -----------------
11.000 - 11.000                      2          $    940,000.00                     0.21%
11.001 - 11.500                      2             1,100,000.00                     0.25
11.501 - 12.000                  1,009           438,596,781.74                    98.48
12.001 - 12.500                      9             4,714,830.10                     1.06
                                 -----          ---------------                   ------
TOTAL                            1,022          $445,351,611.84                   100.00%
                                 =====          ===============                   ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                % OF AGGREGATE
                                                 PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                NUMBER OF        OUTSTANDING AS OF             OUTSTANDING AS OF
REMAINING TERM (MONTHS):      MORTGAGE LOANS      THE CUTOFF DATE               THE CUTOFF DATE
------------------------      --------------     -----------------             -----------------
 294 - 294                             9          $  3,853,603.45                     0.87%
 295 - 299                         1,013           441,498,008.39                    99.13
                                   -----          ---------------                   ------
TOTAL                              1,022          $445,351,611.84                   100.00%
                                   =====          ===============                   ======


                                                                         % OF AGGREGATE
                                         PRINCIPAL BALANCE              PRINCIPAL BALANCE
                         NUMBER OF       OUTSTANDING AS OF              OUTSTANDING AS OF
RATE CHANGE DATE:      MORTGAGE LOANS     THE CUTOFF DATE                THE CUTOFF DATE
-----------------      --------------    -----------------              -----------------
11/01/01                     106          $ 48,432,120.74                    10.88%
12/01/01                     228            96,740,340.82                    21.72
01/01/02                     322           135,971,730.93                    30.53
02/01/02                     273           119,250,456.41                    26.78
03/01/02                      84            41,103,359.49                     9.23
04/01/02                       9             3,853,603.45                     0.87
                           -----          ---------------                   ------
TOTAL                      1,022          $445,351,611.84                   100.00%
                           =====          ===============                   ======


                                                                      % OF AGGREGATE
                                      PRINCIPAL BALANCE              PRINCIPAL BALANCE
                       NUMBER OF      OUTSTANDING AS OF              OUTSTANDING AS OF
ORIGINAL LTV (%):    MORTGAGE LOANS    THE CUTOFF DATE                THE CUTOFF DATE
-----------------    --------------   -----------------              -----------------
13.00 -  15.00              2          $  1,550,000.00                     0.35%
15.01 -  20.00              2               994,500.00                     0.22
20.01 -  25.00              5             1,128,895.83                     0.25
25.01 -  30.00             10             4,489,003.74                     1.01
30.01 -  35.00             17             8,134,586.03                     1.83
35.01 -  40.00             17            10,595,129.49                     2.38
40.01 -  45.00             19             8,840,986.32                     1.99
45.01 -  50.00             37            14,860,017.47                     3.34
50.01 -  55.00             34            14,262,389.84                     3.20
55.01 -  60.00             32            20,003,864.55                     4.49
60.01 -  65.00             48            23,210,065.02                     5.21
65.01 -  70.00             62            26,123,510.08                     5.87
70.01 -  75.00            110            52,973,677.87                    11.89
75.01 -  80.00            347           130,237,414.78                    29.24
80.01 -  85.00             11             5,120,089.86                     1.15
85.01 -  90.00             20            12,547,057.61                     2.82
90.01 -  95.00             48            17,390,222.26                     3.90
95.01 - 100.00            201            92,890,201.09                    20.86
                        -----          ---------------                   ------
TOTAL                   1,022          $445,351,611.84                   100.00%
                        =====          ===============                   ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                    % OF AGGREGATE
                                     PRINCIPAL BALANCE             PRINCIPAL BALANCE
                      NUMBER OF      OUTSTANDING AS OF             OUTSTANDING AS OF
EFFECTIVE LTV (%):  MORTGAGE LOANS    THE CUTOFF DATE               THE CUTOFF DATE
------------------  --------------   -----------------             -----------------
 3.66 - 5.00               1          $    150,000.00                     0.03%
10.01 - 15.00              2             1,550,000.00                     0.35
15.01 - 20.00              3             1,544,500.00                     0.35
20.01 - 25.00              5             1,128,895.83                     0.25
25.01 - 30.00             10             4,489,003.74                     1.01
30.01 - 35.00             16             7,984,586.03                     1.79
35.01 - 40.00             17            10,595,129.49                     2.38
40.01 - 45.00             19             8,840,986.32                     1.99
45.01 - 50.00             62            25,096,540.14                     5.64
50.01 - 55.00             35            14,391,389.84                     3.23
55.01 - 60.00             44            26,560,665.55                     5.96
60.01 - 65.00             64            31,335,476.03                     7.04
65.01 - 70.00            266           130,898,179.19                    29.39
70.01 - 75.00            108            50,012,177.87                    11.23
75.01 - 80.00            339           122,823,414.78                    27.58
80.01 - 85.00              3               610,382.34                     0.14
85.01 - 90.00              8             2,557,400.00                     0.57
90.01 - 95.00             20             4,782,884.69                     1.07
                       -----          ---------------                   ------
TOTAL                  1,022          $445,351,611.84                   100.00%
                       =====          ===============                   ======


                                                                 % OF AGGREGATE
                                  PRINCIPAL BALANCE             PRINCIPAL BALANCE
                  NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
CREDIT SCORE:   MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
-------------   --------------    -----------------             -----------------
     0                  3          $    659,174.98                     0.15%
 551 - 600             15             6,416,296.00                     1.44
 601 - 650             62            28,996,111.20                     6.51
 651 - 700            173            81,494,672.38                    18.30
 701 - 750            282           123,684,325.59                    27.77
 751 - 800            427           181,423,856.74                    40.74
 801 - 838             60            22,677,174.95                     5.09
                    -----          ---------------                   ------
TOTAL               1,022          $445,351,611.84                   100.00%
                    =====          ===============                   ======


                                                                     % OF AGGREGATE
                                      PRINCIPAL BALANCE             PRINCIPAL BALANCE
                     NUMBER OF        OUTSTANDING AS OF             OUTSTANDING AS OF
AMORTIZATION:      MORTGAGE LOANS      THE CUTOFF DATE               THE CUTOFF DATE
-------------      --------------     -----------------             -----------------
 INTEREST ONLY          1,022          $445,351,611.84                   100.00%
                        -----          ---------------                   ------
TOTAL                   1,022          $445,351,611.84                   100.00%
                        =====          ===============                   ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                 % OF AGGREGATE
                                                  PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                  NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
DOCUMENTATION:                  MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
--------------                  --------------    -----------------             -----------------
 FULL DOCUMENTATION                   500          $212,834,578.80                    47.79%
 LIMITED DOCUMENTATION                300           129,414,619.11                    29.06
 ALTERNATIVE DOCUMENTATION            184            90,637,636.84                    20.35
 NO DEPOSIT VERIFICATION               29             8,958,745.21                     2.01
 NO INCOME VERIFICATION                 9             3,506,031.88                     0.79
                                    -----          ---------------                   ------
TOTAL                               1,022          $445,351,611.84                   100.00%
                                    =====          ===============                   ======


                                                                   % OF AGGREGATE
                                    PRINCIPAL BALANCE             PRINCIPAL BALANCE
                    NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
OCCUPANCY:        MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
----------        --------------    -----------------             -----------------
 PRIMARY                882          $378,293,230.28                    84.94%
 SECOND HOME            108            59,074,947.43                    13.26
 INVESTOR                32             7,983,434.13                     1.79
                      -----          ---------------                   ------
TOTAL                 1,022          $445,351,611.84                   100.00%
                      =====          ===============                   ======


                                                                       % OF AGGREGATE
                                        PRINCIPAL BALANCE             PRINCIPAL BALANCE
                         NUMBER OF      OUTSTANDING AS OF             OUTSTANDING AS OF
PROPERTY TYPE:        MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
--------------        --------------    -----------------             -----------------
 SINGLE FAMILY              593          $268,071,790.17                    60.19%
 PUD                        290           127,917,858.90                    28.72
 CONDOMINIUM                122            41,165,801.89                     9.24
 COOPERATIVE                 10             6,295,160.88                     1.41
 MULTI-FAMILY                 3             1,020,000.00                     0.23
 TWO-FOUR FAMILY              4               881,000.00                     0.20
                          -----          ---------------                   ------
TOTAL                     1,022          $445,351,611.84                   100.00%
                          =====          ===============                   ======


                                                                           % OF AGGREGATE
                                            PRINCIPAL BALANCE             PRINCIPAL BALANCE
                            NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
PURPOSE:                  MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
--------                  --------------    -----------------             -----------------
 PURCHASE                       530          $233,124,983.99                    52.35%
 CASH OUT REFINANCE             313           136,672,078.54                    30.69
 RATE/TERM REFINANCE            179            75,554,549.31                    16.97
                              -----          ---------------                   ------
TOTAL                         1,022          $445,351,611.84                   100.00%
                              =====          ===============                   ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                        % OF AGGREGATE
                                          PRINCIPAL BALANCE            PRINCIPAL BALANCE
                           NUMBER OF      OUTSTANDING AS OF            OUTSTANDING AS OF
STATES:                  MORTGAGE LOANS    THE CUTOFF DATE              THE CUTOFF DATE
-------                  --------------   -----------------            -----------------
ALABAMA                         2          $ 1,010,721.84                    0.23%
ALASKA                          1              629,000.00                    0.14
ARIZONA                        19            7,016,788.95                    1.58
ARKANSAS                        4              871,050.00                    0.20
CALIFORNIA                    140           84,413,375.66                   18.95
COLORADO                       52           20,021,648.87                    4.50
CONNECTICUT                    24           16,084,899.96                    3.61
DELAWARE                        4            3,435,000.00                    0.77
DISTRICT OF COLUMBIA            3            2,675,000.00                    0.60
FLORIDA                       170           67,066,883.67                   15.06
GEORGIA                       172           56,198,944.78                   12.62
HAWAII                          1              440,000.00                    0.10
IDAHO                           2              163,700.00                    0.04
ILLINOIS                       45           21,104,977.48                    4.74
INDIANA                         9            2,001,396.31                    0.45
IOWA                            3              864,962.09                    0.19
KANSAS                          5            2,034,475.00                    0.46
KENTUCKY                        3            1,603,003.07                    0.36
LOUISIANA                       4            1,343,213.84                    0.30
MAINE                           1               86,000.00                    0.02
MARYLAND                       12            5,685,521.25                    1.28
MASSACHUSETTS                  22           11,467,668.28                    2.57
MICHIGAN                       21            6,750,930.45                    1.52
MINNESOTA                      15            3,573,097.92                    0.80
MISSISSIPPI                     2              380,000.00                    0.09
MISSOURI                        8            2,446,422.00                    0.55
MONTANA                         3            1,562,400.00                    0.35
NEBRASKA                        2              202,600.00                    0.05
NEVADA                          8            3,691,483.22                    0.83
NEW HAMPSHIRE                   4            1,425,508.30                    0.32
NEW JERSEY                     33           16,422,054.81                    3.69
NEW MEXICO                      6            2,197,679.36                    0.49
NEW YORK                       47           27,102,157.43                    6.09
NORTH CAROLINA                 18            5,124,050.02                    1.15
NORTH DAKOTA                    1              300,000.00                    0.07
OHIO                           20            8,976,360.25                    2.02
OKLAHOMA                        3              600,499.98                    0.13
OREGON                          6            3,383,620.00                    0.76
PENNSYLVANIA                   17            7,221,943.60                    1.62

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                      % OF AGGREGATE
                                       PRINCIPAL BALANCE             PRINCIPAL BALANCE
                       NUMBER OF       OUTSTANDING AS OF             OUTSTANDING AS OF
STATES (CONTINUED):  MORTGAGE LOANS     THE CUTOFF DATE               THE CUTOFF DATE
-------------------  --------------    -----------------             -----------------
 RHODE ISLAND                4             1,905,000.00                     0.43
 SOUTH CAROLINA             20             9,578,801.53                     2.15
 TENNESSEE                  11             5,600,164.54                     1.26
 TEXAS                      29            14,229,484.66                     3.20
 UTAH                        2               275,900.00                     0.06
 VIRGIN ISLANDS              3             1,000,500.00                     0.22
 VERMONT                     3             1,229,087.57                     0.28
 VIRGINIA                   17             5,591,000.00                     1.26
 WASHINGTON                 11             5,128,236.15                     1.15
 WISCONSIN                   8             2,524,399.00                     0.57
 WYOMING                     2               710,000.00                     0.16
                         -----          ---------------                   ------
TOTAL                    1,022          $445,351,611.84                   100.00%
                         =====          ===============                   ======